UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 28, 2004

                             TUPPERWARE CORPORATION
             (Exact name of registrant as specified in its charter)


Delaware                   1-11657                   36-4062333
(State or other            (Commission               (IRS Employer
jurisdiction of            File Number)              Identification No.)
incorporation)

P.O. Box 2353, Orlando Florida                            32802
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code (407) 826-5050
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Item 7 (c).       Exhibits

Exhibit 99.1 Press Release of Tupperware Corporation, dated January 28. 2004, reporting Tupperware Corporation's financial results for 2003 fourth quarter and full year.

Item 12.          Results of Operations and Financial Condition

This information set forth under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release Nos. 33-8216 and 34-47583. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On January 28, 2004, Tupperware Corporation issued an earnings release announcing its financial results for the fourth quarter ended December 27, 2003. A copy of the earnings release is attached as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Orlando, Florida                                  TUPPERWARE CORPORATION
January 28, 2004                                       (Registrant)

                                             By:  /s/ Thomas M. Roehlk
                                                  -----------------------------
                                                  Thomas M. Roehlk
                                                  Senior Vice President,
                                                  General Counsel and Secretary

                                  Exhibit Index

Exhibit No.       Description
-----------------------------

99.1 Press Release of Tupperware Corporation, dated January 28, 2004 reporting Tupperware Corporation's financial results for 2003 fourth quarter and full year.